UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-12

                      The Hartford HLS Series Fund II, Inc.
                (Name of Registrant as Specified in Its Charter)

    _________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

August 20, 2007.

                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                                 1-888-221-0697


OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

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"Welcome. "Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card."
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WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

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"To vote as the Board recommends, press 1 now. To vote otherwise, press 0 now."
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OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS, HE/SHE WILL HEAR:

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"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
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IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER PRESSES 0 TO END THE CALL,
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"Thank you for voting."
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IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE
"PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

CALL IS TERMINATED.

OPTION 0: VOTING OTHERWISE (NOT AS BOARD RECOMMENDS)

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

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"Proposal 1:      To vote FOR, press 1.  Against, press 9.  Abstain, press 0."
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WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

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"Your votes have been cast as follows (THE VOTE FOR EACH PROPOSAL IS GIVEN
HERE). If this is correct, press 1. If incorrect, press 0."
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IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR.

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 "Thank you for voting."
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IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE
IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE).


CALL IS TERMINATED.